SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported)     22 January, 1999
                                                              ----------------

                       Boston Restaurant Associates, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  333-43999             61-1162263
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification Number)


         999 Broadway, Suite 400, Saugus, MA        01906
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         (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (781) 231-7575
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Item 5.          Other Events.
                 -------------

         Boston Restaurant Associates, Inc., a Delaware corporation, announced that it has entered into a franchisee agreement with Shining Sea, LLC for the development of Pizzeria Regina in Seoul, Korea. The first restaurant is expected to open in the fall of 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOSTON RESTAURANT ASSOCIATES, INC.


Date:  January 22, 1999                     By: /s/ George R. Chapdelaine
                                                --------------------------------
                                                George R. Chapdelaine, President